                                                                    EXHIBIT 2(d)


          COMMON STOCK                                      COMMON STOCK



    THIS CERTIFICATE IS TRANSFERABLE                 INCORPORATED UNDER THE LAWS
     IN CANTON, MA, JERSEY CITY, NJ                   OF THE STATE OF MINNESOTA
          OR NEW YORK CITY, NY



                                                            SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS
                                                            CUSIP 31849P 10 4

                                                           RMV ETHER 5 H 74579-A

 NUMBER                                                                 SHARES
FAM


AMERICAN BANK NOTE COMPANY


                           [STATUE OF LIBERTY PHOTO]

            FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

THIS CERTIFIES THAT






IS THE OWNER AND REGISTERED HOLDER OF


     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

[CERTIFICATE OF STOCK]

First American Minnesota Municipal Income Fund II, Inc., transferable on the books and records of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This
Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

       [FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC. CORPORATE
                              SEAL 2002 MINNESOTA]

COUNTERSIGNED AND REGISTERED:
     EQUISERVE TRUST COMPANY, N.A.
                          TRANSFER AGENT
                          AND REGISTRAR           /s/ [SIG]
                                                  VICE PRESIDENT ADMINISTRATION
BY
                                                  /s/ [SIG]
                     AUTHORIZED SIGNATURE                            TREASURER


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            FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.

                                      ----

The Issuer of the securities represented by this certificate will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued by such issuer, so far as they have been determined, and the authority of the board of directors of such issuer to determine the relative rights and preferences of subsequent classes or series.

                                      ---

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                     UNIF GIFT MIN ACT -        Custodian
                                                                      --------         ---------
                                                                       (Cust)           (Minor)
TEN ENT - as tenants by the entireties                          under Uniform Gifts to Minors
JT TEN  - as joint tenants with right of                       Act
          survivorship and not as tenants                          ---------------------
          in common                                                       (State)

    Additional abbreviations may also be used though not in the above list.

   For value received,                  hereby sell, assign and transfer unto
                      ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
   -----------------------------
  |                             |
   -----------------------------


-------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                Attorney
---------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     -----------------



----------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.




SIGNATURE(S) GUARANTEED




BY
  --------------------------------------------
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN
  ELIGIBLE GUARANTOR INSTITUTION (Banks,
  Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION
  PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.



  KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF IDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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

     AMERICAN BANK NOTE COMPANY                       PRODUCTION COORDINATOR: SUE McNAMEE: 215-764-8613
      55TH AND SANSOM STREET                                      PROOF OF OCTOBER 7, 2002
      PHILADELPHIA, PA 19139                                     FIRST AMERICAN MINNESOTA
          (215) 764-8600                                                 H 74579 BK

SALES:    B. WARNER:  1-708-599-0404                             OPERATOR:           HJ/JW
/HOME 12/LIVE JOBS/F/First Amer 74579                                       REV. 1

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